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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (date of earliest event reported): February 21, 2001

                          South Street Financial Corp.
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             (Exact name of registrant as specified in its charter)


       North Carolina                   0-21083               56-1973261
------------------------------        -----------        ------------------
(State or other jurisdiction          (Commission           (IRS Employer
  of incorporation)                   File Number)        Identification No.)


                              155 West South Street
                         Albemarle, North Carolina 28001
                         -------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (704) 982-9184


                                       N/A
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          (Former name or former address, if changed since last report)
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Item 4.  Changes in Registrant's Certifying Accountant:

On March 5, 2001, South Street Financial Corp. (the "Registrant") received a letter from McGladrey & Pullen, LLP in relation to the February 21, 2001 change in independent auditors. A copy of the letter from McGladrey & Pullen, LLP documenting their agreement with the statements made by the Registrant in the Form 8-K filed February 23, 2001, is attached hereto as Exhibit 99.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SOUTH STREET FINANCIAL CORP.


Date: March 5, 2001                 By: /S/ Carl M. Hill
                                        --------------------------------------
                                        Carl M. Hill, President and
                                                       Chief Executive Officer


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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.      Description
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   99            Letter from McGladrey & Pullen, LLP, dated March 5, 2001


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